CENTRAL SECURITIES CORPORATION
STATEMENT OF INVESTMENTS
March 31, 2026
(unaudited)

Shares		Value
	COMMON STOCK 93.7%
	Banks & Diversified Financial 13.5%
140,000	American Express Co.	$42,347,200
350,000	Capital One Financial Corp.	63,850,500
700,000	Charles Schwab Corp. (The)	65,786,000
140,000	JPMorgan Chase & Co.	41,182,400
75,000	Visa, Inc. Class A	22,668,000
		235,834,100

	Communications Services 9.6%
400,000	Alphabet, Inc. Class A	115,024,000
90,000	Meta Platforms, Inc. Class A	51,491,700
		166,515,700

	Consumer Discretionary 6.2%
260,000	Amazon.com, Inc. (a)	54,150,200
15,500	MercadoLibre, Inc. (a)	26,799,810
500,000	NIKE, Inc. Class B	26,410,000
		107,360,010

	Diversified Industrial 4.4%
200,000	Brady Corp. Class A	16,248,000
100,000	Equifax, Inc.	18,007,000
600,000	Sunbelt Rentals Holdings, Inc. (b)	39,054,000
225,000	WillScot Holdings Corp.	3,906,000
		77,215,000

	Energy 3.0%
256,250	Chevron Corp.	53,018,125

	Health Care 3.3%
70,000	Johnson & Johnson	17,110,800
250,000	Medtronic plc	21,662,500
150,000	Merck & Co., Inc.	18,043,500
		56,816,800

	Insurance Brokers 3.7%
80,000	Aon plc Class A	25,822,400
135,000	Arthur J Gallagher & Co.	29,238,300
500,000	TWFG, Inc. Class A (a)	9,195,000
		64,255,700

	Insurance Underwriters 28.7%
400,000	Progressive Corp. (The)	79,296,000
28,424	The Plymouth Rock Company Incorporated Class A (c)(d)	420,646,776
		499,942,776

	Real Estate 1.5%
1,260,130	Rayonier, Inc.	25,983,881

Shares		Value
	Semiconductor 7.9%
350,000	Analog Devices, Inc.	111,349,000
80,000	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	27,036,000
		138,385,000

	Software and Services 2.7%
80,000	Microsoft Corp.	29,613,600
50,000	Roper Technologies, Inc.	17,693,000
		47,306,600

	Technology Hardware and Equipment 9.2%
200,000	Keysight Technologies, Inc. (a)	56,474,000
140,000	Motorola Solutions, Inc.	60,755,800
70,000	Teledyne Technologies, Inc. (a)	42,350,700
		159,580,500

	Total Common Stock (Cost $490,937,763)	1,632,214,192

	SHORT TERM INVESTMENTS 6.2%

	Money Market Fund 4.2%
73,436,968	JPMorgan 100% U.S. Treasury Securities Money Market Fund Institutional Class 3.51%	73,436,968

Principal	U.S. Treasury Bills 2.0%
$35,000,000	U.S. Treasury Bills 3.66% due 4/7/2026 (e)	34,978,971

	Total Short Term Investments (Cost $108,415,939)	108,415,939
	Total Investments (Cost $599,353,703) (99.9%)	1,740,630,131
	Cash, receivables and other assets less liabilities (0.1%)	882,249
	Net Assets (100%)	$1,741,512,380

(a)	Non-dividend paying.
(b)	Formerly known as Ashtead Group plc.
(c)	Affiliate as defined in the Investment Company Act of 1940 and restricted. See Note 3 and Note 4.
(d)	Valued based on Level 3 significant unobservable inputs. See Note 2.
(e)	Valued based on Level 2 inputs. See Note 2.

See accompanying notes to statement of investments.

CENTRAL SECURITIES CORPORATION

(the “Corporation”)

NOTES TO STATEMENT OF INVESTMENTS

(unaudited)

1. Security Valuation – Marketable common stocks are valued at the last or closing sale price or, if unavailable, at the closing bid price at the valuation date. Investments in money market funds are valued at net asset value per share. Other short-term investments are valued at amortized cost, which approximates fair value. Securities for which no ready market exists are valued at estimated fair value pursuant to procedures adopted by the Board of Directors. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the price used by other investors or the price that may be realized upon the actual sale of the security.

As of March 31, 2026, the tax cost of investments was $599,353,703. Net unrealized appreciation was $1,141,276,428 consisting of gross unrealized appreciation and gross unrealized depreciation of $1,173,598,246 and $32,321,818, respectively.

2. Fair Value Measurements – The Corporation’s investments are categorized below in three broad hierarchical levels based on market price observability as follows:

●	Level 1 – Quoted prices in active markets for identical investments;
●	Level 2 – Other significant observable inputs obtained from independent sources, for example, quoted prices in active markets for similar investments;
●	Level 3 – Significant unobservable inputs including the Corporation’s own assumptions based upon the best information available. The Corporation’s only Level 3 investment is The Plymouth Rock Company Class A Common Stock (“Plymouth Rock”).

The designated Level for a security is not necessarily an indication of the risk associated with investing in that security.

The Corporation’s investments as of March 31, 2026 are classified as follows:

	Level 1	Level 2	Level 3	Total
Common stocks	$1,211,567,416	$—	$420,646,776	$1,632,214,192
Short-term investments	73,436,968	34,978,971	—	108,415,939
Total investments	$1,285,004,384	$34,978,971	$420,646,776	$1,740,630,131

The following is a reconciliation of the change in the value of Level 3 investments:

Balance as of December 31, 2025	$443,471,248
Change in net unrealized appreciation of investments in affiliated companies included in decrease in net assets from operations	(22,824,472)
Balance as of March 31, 2026	$420,646,776

Unrealized appreciation of Level 3 investments still held as of March 31, 2026 decreased during the three months ended March 31, 2026 by $22,824,472, which is included in the above table.

Management assists the Board of Directors in the determination of fair value of Plymouth Rock. In valuing the Plymouth Rock Level 3 investment as of March 31, 2026, management considered Plymouth Rock’s financial condition and results of operations, the insurance industry outlook, and any transactions in Plymouth Rock’s shares. Management used significant unobservable inputs to develop a range of values for the investment. It used a comparable company approach that utilized the following valuation multiples from selected publicly traded companies: price-to-book value (range: 1.0–2.1; average: 1.5); price-to-historical earnings (range: 11.6–22.1; average: 17.3); and price-to-forward earnings estimates (range: 8.8–17.4; average: 13.4). Management also used a discounted cash flow model based on a forecasted return on equity of approximately 13% and a cost of capital of approximately 10%. The average of these values was then discounted for lack of marketability and control of the Plymouth Rock shares. Management considered a discount range of 25% to 35%, a range management believes market participants would apply. An independent valuation of Plymouth Rock’s shares obtained by Plymouth Rock was also considered. Management presented and discussed the above information with the Corporation’s directors, who approved the value for the investment.

Increases (decreases) in the price-to-book value multiple, price-to-historical earnings multiple, price-to-forward earnings estimate multiple, return on equity rate and book value in isolation would have resulted in a higher (lower) range of fair values.

Increases (decreases) in the discount for lack of marketability and control or cost of capital in isolation would have resulted in a lower (higher) range of fair values.

3. Restricted Securities – The Corporation may from time to time invest in securities the resale of which is restricted. On March 31, 2026, the Corporation’s only restricted security consisted of 28,424 shares of Plymouth Rock Class A stock that were acquired on December 15, 1982 at a cost of $710,600. This security had a value of $420,646,776 at March 31, 2026, which was equal to 24.2% of the Corporation’s net assets. The Corporation does not have the right to demand registration of this security.

4. Affiliated Companies – Plymouth Rock is an affiliated company as defined in the Investment Company Act of 1940 due to the Corporation’s ownership of 5% or more of the company’s outstanding voting securities. During the three months ended March 31, 2026, unrealized appreciation from the Corporation’s investment in Plymouth Rock decreased by $22,824,472 and the Corporation received dividends of $14,219,674 from Plymouth Rock. The Chairman of the Corporation is a director of Plymouth Rock. The Chief Executive Officer of the Corporation is a director of certain subsidiaries of Plymouth Rock.